Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

I, Laurel M. Hurd, Chief Executive Officer of Interface, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350 as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Annual Report on Form 10-K of the Company for the year ended December 28, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2026
/s/ Laurel M. Hurd
Laurel M. Hurd Chief Executive Officer